© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved BancAnalysts Association of Boston Conference Jamie Leonard Executive Vice President and Chief Financial Officer November 3, 2023

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 3Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, FCNCA, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Fifth Third’s operational priorities Continually investing for long-term outperformance Through the cycle discipline throughout the bank – liquidity/deposits, credit, rates, expenses, and capital management Focused on consistently generating top quartile profitability among peers Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3

Strategic, multi-year discipline in our high-quality deposit franchise to generate peer-leading results

9 point outperformance vs. large commercial banks

Period-end total deposits indexed to 100; H8, non-seasonally adjusted total deposits



+4%
(4%)
(5%)
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
FITB
Peer Median
H8

Fifth Third continues to outpace the industry in deposit share growth[1]

Deposit share rankings

#2 Midwest
unchanged YoY

#6 Southeast
Improved 2 spots YoY

- Gained or maintained market share rank in all 40 of our largest MSAs
- Approaching target locational share in 8 key SE MSAs of focus

Significant locational share improvement since 2018 in key SE MSAs

	2018	2023
Naples, FL	#2	#1
Fort Myers, FL	#4	#2
Nashville, TN	#6	#3
Charlotte, NC	#5	#4
Raleigh-Durham, NC	#15	#7

Consumer and Commercial deposit franchise highlights

Consumer franchise

- 88% FDIC insured[2]
- 1.3 million Momentum Households (~50% of total)
- Debit transactions up 6% YoY
- >80% of balances from clients with 5+ year tenure
- Average age of household: 13 years

Commercial franchise

- 25% FDIC insured[2]
- 94% of balances represented by relationships that utilized Treasury Management services (including 84% of uninsured)
- Balanced-weighted relationship age of 24 years
- Median relationship deposit balance of ~$370K

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[1]Data sourced from S&P Global Market Intelligence with deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [2]Insured by FDIC product type;

Consistent and focused investments in the Consumer deposit franchise

Presence

Continued investment in the Southeast[1]

Branch network mix


~20%
~80%
30%
70%
~45%
~55%
3Q18
3Q23
2028E
Midwest
Southeast

- 90%+ of branches added since 2017 are in the Southeast
- NextGen design in >95% of new builds
- Opened 2nd most branches over past 3 years in our markets
- Expect to open ~35 branches a year through 2028[1]

Products

Example: Momentum Banking

- ~1.3 million Fifth Third Momentum households (~50% of total consumer)
- Not just a front book product
- Noninterest bearing checking product, given the other valuable services provided
- Higher primacy and higher retention than previous new-to-bank customers
- SmartShield Security Center – new feature that offers advanced cyber fraud security protection including dark web monitoring
- Simplified Account Switching – new feature that enhances the onboarding experience and offers an automated direct deposit switch capability

Process

Example: Customer recommendation engine

- Leveraging AI/ML capabilities to personalize 100+ recommendations
- Gives retail bankers 20-25 personalized offers with increased effectiveness
- ~1 billion targeted annual engagement opportunities

Retail Banker MyDay dashboard helping improve productivity ~25%:


Hey, Kimberly! Here is what your day looks like.

Consistent focus has led to ~3% annualized organic household growth over the past 5 years

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[1]See forward-looking statements on page 2 of this presentation

Diversified loan portfolios and over a decade of credit discipline to support strong through-the-cycle results

Commercial portfolio

- ✓ **Disciplined client selection** with a focus on diversification
- ✓ Strict **industry and geography concentration limits**
- ✓ Have maintained **lowest CRE concentration** among peers
- ✓ **Limited office CRE exposure** with $0 net-charge offs over last 12 months and 0% delinquency ratio as of 9/30/23
- ✓ **Strong SNC portfolio** with resilient credit metrics
- ✓ **Limited exposure to leveraged lending;** highly monitored leveraged loan portfolio of $2.5B down ~65% from 2016 peak

Consumer portfolio

- ✓ **Conservative underwriting standards** and portfolio focused on **prime/super prime customers**
  - Total consumer **WA FICO at origination of 765**
  - ~80% of Consumer portfolio has a 720+ FICO
- ✓ ~75% of Auto and Card balances represented by homeowners
- ✓ Credit card strategy focused on in-footprint **prime and super prime** transactors
- ✓ Minimized impact of stimulus-related **FICO score warping** by underwriting to trended scores, using internal models, and tightening underwriting standards

Fifth Third is well positioned to generate consistently strong credit results; continue to expect annual through-the-cycle and 2024 net charge-offs of 0.35 to 0.45%[1]

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[1] *See forward-looking statements on page 2 of this presentation*

© Fifth Third Bancorp | All Rights Reserved 3% (1%) (4%) (5%) (6%) (7%) (11%) (16%) (17%) (17%) (22%) Peer 1 FITB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Transparent rate risk disclosures and strong NII performance highlight Fifth Third’s relative stability NII performance relatively in line with rate risk disclosures 1 Given disclosure limitations, some peers’ 3Q22 NII +200 bps ramp measures were estimated 7 3Q23 NII vs. 3Q22 rate risk disclosure (+200 bps ramp) 1 favorable/(unfavorable) • FITB was one of only 2 peer banks to disclose being liability sensitive at the end of 3Q22 • Banks managed liquidity through the Silicon Valley Bank collapse and faced balance sheet constraints from new regulations • There was a wide dispersion of NII results among peers from 3Q22 to 3Q23 as the Fed hiked rates 225 bps • NII results compared to disclosures were impacted by faster hikes than the modeled rate ramp

© Fifth Third Bancorp | All Rights Reserved ($5.8) ($4.5) ($3.7) ($3.1) ($2.5) ($2.0) $1.3 $2.1 $2.7 $3.3 $3.8 9/30/23 12/31/24E 12/31/25E 12/31/26E 12/31/27E 12/31/28E Significant upside from securities portfolio accretion 8 Projected AOCI accretion 1 $ in billions; 9/30 securities portfolio unrealized loss, after-tax 1 See forward-looking statements on page 2 of this presentation; 2 Analysis based on 9/30/2023 portfolio utilizing the implied forward curve as of 9/30/2023; 3 Assumes 9/30/23 share count for all periods Assuming implied forward curve 2 ~35% capital accretion ~65% capital accretion ~14% ~23% ~29% ~35% ~41% Expected TBV/share accretion 3 Assumes no share buybacks or earnings

© Fifth Third Bancorp | All Rights Reserved ✓ Well positioned to navigate the potential capital and liquidity regulatory changes ✓ Well-diversified and resilient balance sheet to provide stability in uncertain environments ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 9

© Fifth Third Bancorp | All Rights Reserved Appendix 10

Dividend Finance: Premier residential solar lender

DIVIDEND
a division of Fifth Third Bank

Market leader in residential solar financing with differentiated capabilities

- ✓ **#2 market share** - US residential solar lending
- ✓ **Contractor relationships**; ~120 regional solar installer network
- ✓ **Understand solar lending complexities**; pioneered leading financing process in 2013, and have a decade of expertise navigating nuances of contractor diligence, compliance requirements, and project timelines
- ✓ **Superior technology capabilities**; differentiated speed to underwriting decision, contractor toolkit, and visualization of customer value proposition
- ✓ **Superior credit risk profile**; ~$150K average HH income (775+ FICO on originations)[2]
- ✓ **No BNPL products**


DIVIDEND

Strong economics[1]

- 3Q23 originations yielding 8-9% (fixed-rate) with 8-9 year WAL
- Expect Dividend to generate **~$3.3B in 2024 originations,** slightly below FY23E (of ~$3.8B) due to softening demand resulting from rate environment, but remains well ahead of original expectations
- **No change to loss expectations**; continue to expect through-the-cycle annual NCOs in the **1.25 – 1.30% range**

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[1]See forward-looking statements on page 2 of this presentation ; [2]Based on 3Q23 originations